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All average are wtg averages.

                                   Originator/ Source 1    Originator/ Source 2       Originator/ Source 3            Aggregate
--------------------------------------------------------------------------------------------------------------------------------
Largest Servicer
--------------------------------------------------------------------------------------------------------------------------------
FICO avg                                                                                                                    649
--------------------------------------------------------------------------------------------------------------------------------
FICO stdev                                                                                                                55.41
--------------------------------------------------------------------------------------------------------------------------------
FICO < 500                                                                                                                    0
--------------------------------------------------------------------------------------------------------------------------------
FICO < 560                                                                                                                 94.8
--------------------------------------------------------------------------------------------------------------------------------
10th Percentile FICO                                                                                                          0
--------------------------------------------------------------------------------------------------------------------------------
90th Percentile FICO                                                                                                          0
--------------------------------------------------------------------------------------------------------------------------------
CLTV avg                                                                                                                  82.07
--------------------------------------------------------------------------------------------------------------------------------
CLTV >80%                                                                                                                 29.41
--------------------------------------------------------------------------------------------------------------------------------
SS CLTV                                                                                                                   91.98
--------------------------------------------------------------------------------------------------------------------------------
% With Silent 2nds                                                                                                         51.1
--------------------------------------------------------------------------------------------------------------------------------
10th Percentile CLTV                                                                                                        584
--------------------------------------------------------------------------------------------------------------------------------
90th Percentile CLTV                                                                                                        723
--------------------------------------------------------------------------------------------------------------------------------
Full Doc %                                                                                                                32.43
--------------------------------------------------------------------------------------------------------------------------------
Loan Bal avg (000s)                                                                                                   193409.24
--------------------------------------------------------------------------------------------------------------------------------
DTI %                                                                                                                        41
--------------------------------------------------------------------------------------------------------------------------------
DTI >45%                                                                                                                  31.79
--------------------------------------------------------------------------------------------------------------------------------
Purch %                                                                                                                    58.4
--------------------------------------------------------------------------------------------------------------------------------
Cash Out %                                                                                                                39.25
--------------------------------------------------------------------------------------------------------------------------------
Fxd %                                                                                                                      6.04
--------------------------------------------------------------------------------------------------------------------------------
3 yr ARM >=                                                                                                                6.87
--------------------------------------------------------------------------------------------------------------------------------
WAC                                                                                                                         7.1
--------------------------------------------------------------------------------------------------------------------------------
WAC stdev                                                                                                                  1.75
--------------------------------------------------------------------------------------------------------------------------------
1st Lien %                                                                                                                89.67
--------------------------------------------------------------------------------------------------------------------------------
MI %                                                                                                                          0
--------------------------------------------------------------------------------------------------------------------------------
MI Insurer
--------------------------------------------------------------------------------------------------------------------------------
CA %                                                                                                                      46.93
--------------------------------------------------------------------------------------------------------------------------------
Sng Fam %                                                                                                                 69.77
--------------------------------------------------------------------------------------------------------------------------------
Invt Prop %                                                                                                                2.54
--------------------------------------------------------------------------------------------------------------------------------
MH %                                                                                                                          0
--------------------------------------------------------------------------------------------------------------------------------
IO%                                                                                                                       23.38
--------------------------------------------------------------------------------------------------------------------------------
2yr IO%                                                                                                                       0
--------------------------------------------------------------------------------------------------------------------------------
IO non-full doc %                                                                                                         14.21
--------------------------------------------------------------------------------------------------------------------------------
2-4 Family %                                                                                                               94.6
--------------------------------------------------------------------------------------------------------------------------------
Prim Occ                                                                                                                  89.53
--------------------------------------------------------------------------------------------------------------------------------
<$100K Bal %                                                                                                               6.49
--------------------------------------------------------------------------------------------------------------------------------
2-yr Prepay Penalty %                                                                                                     53.27
--------------------------------------------------------------------------------------------------------------------------------
Initial Target OC %
--------------------------------------------------------------------------------------------------------------------------------
Total C/E% Aaa
--------------------------------------------------------------------------------------------------------------------------------
Total C/E% Aa2
--------------------------------------------------------------------------------------------------------------------------------
Total C/E% A2
--------------------------------------------------------------------------------------------------------------------------------
Mth 37 Loss Trig
--------------------------------------------------------------------------------------------------------------------------------
Moody's Base Case Loss
--------------------------------------------------------------------------------------------------------------------------------
S&P single-B Loss
--------------------------------------------------------------------------------------------------------------------------------
Fitch single-B Loss
--------------------------------------------------------------------------------------------------------------------------------

Originator/ Source        WA LTV          WA CLTV        WA SS CLTV       FICO           WAC          % Bal.       Purch %
-----------------------------------------------------------------------------------------------------------------------------
Name 1                     73.83            82.07            91.98        649             7.1          100           58.4
-----------------------------------------------------------------------------------------------------------------------------
Name 2
-----------------------------------------------------------------------------------------------------------------------------
Name 3
-----------------------------------------------------------------------------------------------------------------------------
Name 4
-----------------------------------------------------------------------------------------------------------------------------
Total:                     73.83            82.07            91.98        649             7.1          100           58.4
-----------------------------------------------------------------------------------------------------------------------------

Originator/ Source     Invt Prop %         1st Lien %       % with S.2nds         CA%               Full Doc %            IO%
----------------------------------------------------------------------------------------------------------------------------------
Name 1                     2.54                  89.67          51.1                46.93                32.43            23.38
----------------------------------------------------------------------------------------------------------------------------------
Name 2
----------------------------------------------------------------------------------------------------------------------------------
Name 3
----------------------------------------------------------------------------------------------------------------------------------
Name 4
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2.54                  89.67          51.1                46.93                32.43            23.38
----------------------------------------------------------------------------------------------------------------------------------

Originator/ Source           DTI%          DTI% > 45        % with MI
---------------------------------------------------------------------
Name 1                          41            31.79                0
---------------------------------------------------------------------
Name 2
---------------------------------------------------------------------
Name 3
---------------------------------------------------------------------
Name 4
---------------------------------------------------------------------
Total:                          41            31.79                0
---------------------------------------------------------------------

Documentation              WALTV           WACLTV        WA SS CLTV      WAFICO           WAC          % Bal.       Purch %
-----------------------------------------------------------------------------------------------------------------------------
Full                       76.54            82.74            91.58        632            6.93        32.43          47.53
-----------------------------------------------------------------------------------------------------------------------------
Non-Full                   72.53            81.74            92.17        658            7.18        67.57          63.62
-----------------------------------------------------------------------------------------------------------------------------
Total                      73.83            82.07            91.98        649             7.1          100           58.4
-----------------------------------------------------------------------------------------------------------------------------

Documentation           Invt Prop %         1st Lien %       % with S.2nds         CA%               Full Doc %            IO%
----------------------------------------------------------------------------------------------------------------------------------
Full                       2.97                  92.23         45.48                35.49                  100            28.29
----------------------------------------------------------------------------------------------------------------------------------
Non-Full                   2.33                  88.44          53.8                52.43                    0            21.03
----------------------------------------------------------------------------------------------------------------------------------
Total                      2.54                  89.67          51.1                46.93                32.43            23.38
----------------------------------------------------------------------------------------------------------------------------------

Documentation                DTI %          DTI% > 45        % with MI
---------------------------------------------------------------------
Full                         41.62            35.96                0
---------------------------------------------------------------------
Non-Full                      40.7            29.78                0
---------------------------------------------------------------------
Total                           41            31.79                0
---------------------------------------------------------------------

Interest Only              WALTV           WACLTV        WA SS CLTV      WAFICO           WAC          % Bal.       Purch %
-----------------------------------------------------------------------------------------------------------------------------
2-yr IO
-----------------------------------------------------------------------------------------------------------------------------
Other IO                   80.79            80.79            94.45        672            6.31        23.38          59.77
-----------------------------------------------------------------------------------------------------------------------------
Non-IO                     71.71            82.46            91.23        642            7.33        76.62          57.98
-----------------------------------------------------------------------------------------------------------------------------
Total                      73.83            82.07            91.98        649             7.1          100           58.4
-----------------------------------------------------------------------------------------------------------------------------

Interest Only           Invt Prop %         1st Lien %       % with S.2nds         CA%               Full Doc %            IO%
----------------------------------------------------------------------------------------------------------------------------------
2-yr IO
----------------------------------------------------------------------------------------------------------------------------------
Other IO                    0.1                    100         69.74                 63.2                39.24              100
----------------------------------------------------------------------------------------------------------------------------------
Non-IO                     3.28                  86.52         45.42                41.97                30.36                0
----------------------------------------------------------------------------------------------------------------------------------
Total                      2.54                  89.67          51.1                46.93                32.43            23.38
----------------------------------------------------------------------------------------------------------------------------------

Interest Only                DTI %          DTI% > 45        % with MI
---------------------------------------------------------------------
2-yr IO
---------------------------------------------------------------------
Other IO                     39.61             19.7                0
---------------------------------------------------------------------
Non-IO                       41.42            35.48                0
---------------------------------------------------------------------
Total                           41            31.79                0
---------------------------------------------------------------------

FICO                       WALTV           WACLTV        WA SS CLTV      WAFICO          WAC          % Bal.       Purch %
-----------------------------------------------------------------------------------------------------------------------------
0-499
-----------------------------------------------------------------------------------------------------------------------------
500-559                    76.31            76.31            76.35        530            8.04         5.13            9.9
-----------------------------------------------------------------------------------------------------------------------------
560-599                    76.14               80            85.12        584            7.25        11.31          38.48
-----------------------------------------------------------------------------------------------------------------------------
600-639                    73.85            81.97            91.66        620            7.18        26.88          52.98
-----------------------------------------------------------------------------------------------------------------------------
640-679                    73.83             83.2            94.53        659            6.99        29.36           62.5
-----------------------------------------------------------------------------------------------------------------------------
680>=                      72.38            82.88            95.33        718            6.89        27.32          76.68
-----------------------------------------------------------------------------------------------------------------------------
Total                      73.83            82.07            91.98        649             7.1          100           58.4
-----------------------------------------------------------------------------------------------------------------------------

FICO                   Invt Prop %         1st Lien %       % with S.2nds         CA%               Full Doc %            IO%
----------------------------------------------------------------------------------------------------------------------------------
0-499
----------------------------------------------------------------------------------------------------------------------------------
500-559                    2.22                    100          0.76                36.59                52.45             1.07
----------------------------------------------------------------------------------------------------------------------------------
560-599                    1.16                  95.16         26.13                42.86                53.42              9.1
----------------------------------------------------------------------------------------------------------------------------------
600-639                    2.04                   89.8         50.73                38.34                35.94            16.42
----------------------------------------------------------------------------------------------------------------------------------
640-679                    2.77                  88.27         57.93                53.76                29.86            30.11
----------------------------------------------------------------------------------------------------------------------------------
680>=                      3.41                  86.84         63.93                51.69                19.29            33.11
----------------------------------------------------------------------------------------------------------------------------------
Total                      2.54                  89.67          51.1                46.93                32.43            23.38
----------------------------------------------------------------------------------------------------------------------------------

FICO                        DTI %          DTI% > 45        % with MI
---------------------------------------------------------------------
0-499
---------------------------------------------------------------------
500-559                       40.7            35.56                0
---------------------------------------------------------------------
560-599                      41.06            33.82                0
---------------------------------------------------------------------
600-639                      41.15            33.83                0
---------------------------------------------------------------------
640-679                      40.88            30.15                0
---------------------------------------------------------------------
680>=                           41            29.98                0
---------------------------------------------------------------------
Total                           41            31.79                0
---------------------------------------------------------------------

Low Balance                WALTV           WACLTV        WA SS CLTV      WAFICO          WAC          % Bal.       Purch %
-----------------------------------------------------------------------------------------------------------------------------
<80,000                    30.21            95.78            97.78        654            9.65         6.87          80.13
-----------------------------------------------------------------------------------------------------------------------------
80,000-100,000             49.09            89.76            95.21        645            8.75         3.45          69.77
-----------------------------------------------------------------------------------------------------------------------------
100,000>=                  78.12            80.72            91.41        649            6.84        89.68           56.3
-----------------------------------------------------------------------------------------------------------------------------
Total                      73.83            82.07            91.98        649             7.1          100           58.4
-----------------------------------------------------------------------------------------------------------------------------

Low Balance            Invt Prop %         1st Lien %       % with S.2nds         CA%               Full Doc %            IO%
----------------------------------------------------------------------------------------------------------------------------------
<80,000                    2.23                  17.98          9.79                24.64                35.88             0.56
----------------------------------------------------------------------------------------------------------------------------------
80,000-100,000             3.03                   49.1         27.74                29.85                45.45             2.69
----------------------------------------------------------------------------------------------------------------------------------
100,000>=                  2.54                  96.72         55.17                 49.3                31.67            25.93
----------------------------------------------------------------------------------------------------------------------------------
Total                      2.54                  89.67          51.1                46.93                32.43            23.38
----------------------------------------------------------------------------------------------------------------------------------

Low Balance                 DTI %          DTI% > 45        % with MI
---------------------------------------------------------------------
<80,000                      40.61            31.88                0
---------------------------------------------------------------------
80,000-100,000               40.53            29.83                0
---------------------------------------------------------------------
100,000>=                    41.05            31.85                0
---------------------------------------------------------------------
Total                           41            31.79                0
---------------------------------------------------------------------

Lien Position              WALTV           WACLTV        WA SS CLTV      WAFICO          WAC          % Bal.       Purch %
-----------------------------------------------------------------------------------------------------------------------------
1st Lien                   80.06            80.06            91.12        648            6.76        89.67          55.42
-----------------------------------------------------------------------------------------------------------------------------
2nd Lien                   19.71            99.45            99.45        666           10.05        10.33          84.26
-----------------------------------------------------------------------------------------------------------------------------
Total                      73.83            82.07            91.98        649             7.1          100           58.4
-----------------------------------------------------------------------------------------------------------------------------

Lien Position          Invt Prop %         1st Lien %       % with S.2nds         CA%               Full Doc %            IO%
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                    2.8                    100         56.99                46.97                33.36            26.08
----------------------------------------------------------------------------------------------------------------------------------
2nd Lien                   0.26                      0             0                46.64                24.39                0
----------------------------------------------------------------------------------------------------------------------------------
Total                      2.54                  89.67          51.1                46.93                32.43            23.38
----------------------------------------------------------------------------------------------------------------------------------

Lien Position               DTI %          DTI% > 45        % with MI
---------------------------------------------------------------------
1st Lien                     40.95            31.85                0
---------------------------------------------------------------------
2nd Lien                     41.41            31.19                0
---------------------------------------------------------------------
Total                           41            31.79                0
---------------------------------------------------------------------

WACLTV                  WA SS CLTV         WAFICO             WAC       % Bal.         Purch %     Invt Prop %    1st Lien %
-----------------------------------------------------------------------------------------------------------------------------
80-85%                     84.71              622             6.92       5.64           12.36         3.26          99.46
-----------------------------------------------------------------------------------------------------------------------------
85-90%                      89.6              642             7.05       8.44           36.13        10.85          98.56
-----------------------------------------------------------------------------------------------------------------------------
90-95%                     94.48              634             7.78       5.58            39.5         2.74          88.52
-----------------------------------------------------------------------------------------------------------------------------
95-100%                    99.95              666             9.97       9.75           85.14         0.06           2.37
-----------------------------------------------------------------------------------------------------------------------------

WACLTV                 % with S.2nds              CA%        Full Doc %              IO%                  DTI %        DTI% > 45
----------------------------------------------------------------------------------------------------------------------------------
80-85%                     3.13                  50.64         47.02                21.21                40.41            32.86
----------------------------------------------------------------------------------------------------------------------------------
85-90%                     0.97                  43.95         42.34                22.29                40.02            32.68
----------------------------------------------------------------------------------------------------------------------------------
90-95%                        0                  34.07         51.44                18.07                41.83            36.38
----------------------------------------------------------------------------------------------------------------------------------
95-100%                       0                  46.53         25.59                    0                 41.5            31.73
----------------------------------------------------------------------------------------------------------------------------------

WACLTV                    % with MI
-----------------------------------
80-85%                           0
-----------------------------------
85-90%                           0
-----------------------------------
90-95%                           0
-----------------------------------
95-100%                          0
-----------------------------------

SSCLTV                     WAFICO            WAC             % Bal.    Purch %         Invt Prop %  1st Lien %   % with S.2nds
------------------------------------------------------------------------------------------------------------------------------
80-85%                       624              6.9             5.78       9.82            3.04        99.47           5.41
------------------------------------------------------------------------------------------------------------------------------
85-90%                       646             6.99             9.62      39.22            9.59        98.73          13.13
------------------------------------------------------------------------------------------------------------------------------
90-95%                       641             7.35             9.36      46.04            1.63        93.15          40.38
------------------------------------------------------------------------------------------------------------------------------
95-100%                      666             7.18             55.4      83.46            0.08        82.82          82.41
------------------------------------------------------------------------------------------------------------------------------

SSCLTV                     CA%                 Full Doc %       IO%                 DTI %              DTI% > 45       % with MI
--------------------------------------------------------------------------------------------------------------------------------
80-85%                    51.75                   47.5         20.71                41.21                34.96                0
--------------------------------------------------------------------------------------------------------------------------------
85-90%                    44.47                  38.92         22.44                39.94                32.04                0
--------------------------------------------------------------------------------------------------------------------------------
90-95%                    33.95                  41.04         19.84                41.46                32.76                0
--------------------------------------------------------------------------------------------------------------------------------
95-100%                   46.51                   28.8          27.4                41.36                31.76                0
--------------------------------------------------------------------------------------------------------------------------------

Coupon-ARM          WALTV     WACLTV     WA SS CLTV    WAFICO      WAC    % Bal.       Purch %      Invt Prop %    1st Lien %
------------------------------------------------------------------------------------------------------------------------------
<8%                  80.2      80.2         92.27        651       6.61    93.4         58.45          2.34           100
------------------------------------------------------------------------------------------------------------------------------
8-9%                 81.69     81.69        85.13        593       8.44    5.52         47.31          8.13           100
------------------------------------------------------------------------------------------------------------------------------
9-10%                83.35     83.35        83.82        551       9.4     1            32.19          12.74          100
------------------------------------------------------------------------------------------------------------------------------
10-11%               76.98     76.98        76.98        514       10.39   0.07         0              0              100
------------------------------------------------------------------------------------------------------------------------------
11-12%
------------------------------------------------------------------------------------------------------------------------------
12-13%
------------------------------------------------------------------------------------------------------------------------------
13-14%
------------------------------------------------------------------------------------------------------------------------------
>14%
------------------------------------------------------------------------------------------------------------------------------

Coupon-ARM    % with S.2nds       CA%      Full Doc %     IO%              DTI %          DTI% > 45        % with MI
------------------------------------------------------------------------------------------------------------------------------
<8%                62.04         48.91       31.74        30.11            41.08            31.57            0
------------------------------------------------------------------------------------------------------------------------------
8-9%               19.61         26.58       41.84        4.5              39.18            27.26            0
------------------------------------------------------------------------------------------------------------------------------
9-10%              2.38          37.12       63.72        0                41.66            44.73            0
------------------------------------------------------------------------------------------------------------------------------
10-11%             0             35.9        52.61        0                31.23            0                0
------------------------------------------------------------------------------------------------------------------------------
11-12%
------------------------------------------------------------------------------------------------------------------------------
12-13%
------------------------------------------------------------------------------------------------------------------------------
13-14%
------------------------------------------------------------------------------------------------------------------------------
>14%
------------------------------------------------------------------------------------------------------------------------------

Coupon-fixed rate   WALTV       WACLTV    WA SS CLTV     WAFICO      WAC       % Bal.       Purch %      Invt Prop %     1st Lien %
-----------------------------------------------------------------------------------------------------------------------------------
<8%                  75.42      77.78       83.92          658       6.74       39.26        32.14          3.18           97.06
-----------------------------------------------------------------------------------------------------------------------------------
8-9%                 32.02      94.78       96.47          677       8.65       12.3         72.25          0.54           21.46
-----------------------------------------------------------------------------------------------------------------------------------
9-10%                21.22      99.43       99.43          675       9.74       22.43        85.17          0.7            1.92
-----------------------------------------------------------------------------------------------------------------------------------
10-11%               19.91      99.24       99.24          646       10.64      19.61        82.31          0              0.39
-----------------------------------------------------------------------------------------------------------------------------------
11-12%               19.37      98.75       98.75          635       11.56      5.3          88.16          0              0.49
-----------------------------------------------------------------------------------------------------------------------------------
12-13%               19.75      99.41       99.41          611       12.47      1.1          94.18          0              0
-----------------------------------------------------------------------------------------------------------------------------------
13-14%
-----------------------------------------------------------------------------------------------------------------------------------
>14%
-----------------------------------------------------------------------------------------------------------------------------------

Coupon-fixed rate      % with S.2nds       CA%     Full Doc %    IO%     DTI %    DTI% > 45   % with MI
------------------------------------------------------------------------------------------------------------
<8%                         32.54         40.78      41.58        0      40.76      36.71       0
------------------------------------------------------------------------------------------------------------
8-9%                        8.53          52.31      35.83        0      40.08      24.15       0
------------------------------------------------------------------------------------------------------------
9-10%                       0             51.75      24.56        0      41.07      33.45       0
------------------------------------------------------------------------------------------------------------
10-11%                      0             50.34      20.55        0      42.09      30.36       0
------------------------------------------------------------------------------------------------------------
11-12%                      0             2.08       20.6         0      42.49      37.18       0
------------------------------------------------------------------------------------------------------------
12-13%                      0             3.42       13.25        0      43.11      53.23       0
------------------------------------------------------------------------------------------------------------
13-14%
------------------------------------------------------------------------------------------------------------
>14%
------------------------------------------------------------------------------------------------------------

Top 20 Cities          % of Total Bal     # of Loans       Loan Bal        Avg Loan Bal         WA LTV     % with 2nd        WAFICO
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                2.59                62        18329432.65         295636.01           70.81        46.02            675
LAS VEGAS                  1.38                64          9769958.3          152655.6           72.91        60.28            649
RIVERSIDE                  1.08                33         7609962.12         230604.91           72.13        53.15            651
FONTANA                    1.06                31         7508437.02         242207.65           71.19        57.28            648
PALMDALE                   0.86                33         6080047.06         184243.85           74.75        51.25            665
LONG BEACH                 0.86                22         6075508.87         276159.49           76.27        28.89            648
BAKERSFIELD                0.85                44         6007545.63         136535.13           71.44        63.02            647
CHICAGO                    0.83                36         5834439.74         162067.77            76.8        46.47            649
LANCASTER                   0.8                32         5633772.07         176055.38           72.13        54.43            645
SAN DIEGO                  0.73                21         5138940.71         244711.46            73.7        62.38            663
WOODBRIDGE                 0.71                23         5032582.59         218807.94           73.56         51.8            638
MANASSAS                   0.71                23         4997534.12         217284.09           69.87        69.23            652
ANTIOCH                    0.66                18         4695182.32         260843.46           72.88        52.25            661
MIAMI                      0.64                31         4536726.91         146346.03           73.77        47.85            638
SANTA CLARI                0.62                16         4381285.34         273830.33           77.21        41.46            639
PHOENIX                    0.61                23         4290363.42         186537.54           76.55        45.11            644
MORENO VALL                0.58                18         4084448.45          226913.8           73.05        62.34            639
SACRAMENTO                 0.57                24         4041085.45         168378.56           72.69        67.22            665
WHITTIER                    0.5                10         3513782.78         351378.28           73.84        39.14            652
ORLANDO                    0.49                23         3499137.22          152136.4           76.11         24.8            617

Top 10 States        % of Total Bal     # of Loans       Loan Bal     Avg Loan Bal         WA LTV     % with 2nd        WAFICO
------------------------------------------------------------------------------------------------------------------------------
CA                       46.93             1269          331872804      261523.09           73.17        49.83            656
FL                        6.27              288        44317565.33      153880.44           75.74        47.85            635
NY                        5.35              166        37859200.12      228067.47           74.42        46.31            647
VA                        5.03              163        35597390.71       218388.9           72.03        62.42            648
MD                        4.35              149        30781931.75      206590.15           74.46         47.2            642
NJ                        3.54              128        25002135.36      195329.18           75.07        40.88            640
WA                        3.31              150        23439413.56      156262.76           73.48        62.93            652
TX                        3.22              240        22779725.11       94915.52           72.48        61.24            639
IL                        3.18              149        22471304.16      150814.12           75.37        57.76            649
MA                        3.11              108        21985400.63      203568.52           72.34        48.39            648

  1 ARM
  2 Owner occupied
  3 Purchase
  4 Full doc.
  5 First lien
  6 Fixed
  7 Non-owner occupied
  8 Refinancing
  9 Limited doc.
 10 Second lien

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 1 ARM                              <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500       0%     0      0          0          0     100         0          0        0         0       0
   Purchase             2 501-525
   Full doc.            3 526-550     0     0      0      48.98          0    7.19     34.73        9.1        0         0       0
   First lien           4 551-575     0     0      0          0          0     6.7     16.05      10.78    66.48         0       0
                        5 576-600     0     0      0          0       0.33   91.76         0       3.47     4.44         0       0
                        6 601-625     0     0      0          0       1.67   88.11      0.95       4.24     4.69      0.32       0
                        7 626-650     0     0      0       1.26       0.19   92.67         0       4.15     1.73         0       0
                        8 651-675     0     0      0          0       1.32   86.83      3.32       8.53        0         0       0
                        9 676-700     0     0      0          0          0   79.63         0          0    15.79      4.58       0
                       10 >700        0     0      0          0          0   91.63      3.54          0     4.83         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 2 ARM                              <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Refinancing          2 501-525     0     0      0          0      25.52       0     34.05      40.43        0         0       0
   Full doc.            3 526-550     0     0      0        100          0       0         0          0        0         0       0
   First lien           4 551-575     0     0      0          0          0       0         0        100        0         0       0
                        5 576-600     0     0      0          0          0       0      58.6          0     41.4         0       0
                        6 601-625     0     0      0          0          0       0      20.4       79.6        0         0       0
                        7 626-650     0     0      0          0      16.62   63.04         0      20.33        0         0       0
                        8 651-675     0     0      0          0          0   79.09         0      11.98     8.93         0       0
                        9 676-700     0     0      0          0          0     100         0          0        0         0       0
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 3 ARM                              <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Purchase             2 501-525 24.95     0      0          0          0       0     33.02      42.02        0         0       0
   Limited doc.         3 526-550     0     0      0          0          0       0         0        100        0         0       0
   First lien           4 551-575     0     0      0          0          0   13.96         0       19.8    66.23         0       0
                        5 576-600     0     0      0          0          0   77.91         0      11.13    10.96         0       0
                        6 601-625     0     0      0          0       0.55    93.9         0       5.55        0         0       0
                        7 626-650     0     0      0          0          0   93.82         0       3.79     2.39         0       0
                        8 651-675     0     0      0          0          0   90.14         0       4.49     5.38         0       0
                        9 676-700     0     0      0          0          0   88.71      6.73          0     4.56         0       0
                       10 >700        0     0      0          0       5.52   92.64         0       1.84        0         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 4 ARM                              <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Refinancing          2 501-525     0     0      0          0          0       0       100          0        0         0       0
   Limited doc.         3 526-550     0     0      0          0          0     100         0          0        0         0       0
   First lien           4 551-575     0     0      0          0          0       0         0        100        0         0       0
                        5 576-600     0     0      0      47.94          0       0     52.06          0        0         0       0
                        6 601-625
                        7 626-650
                        8 651-675     0     0      0          0          0       0         0          0      100         0       0
                        9 676-700     0     0      0          0          0       0       100          0        0         0       0
                       10 >700        0     0      0          0          0       0         0        100        0         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 5 ARM                              <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Purchase             2 501-525
   Full doc.            3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 6 ARM                              <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Refinancing          2 501-525
   Full doc.            3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 7 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Purchase             2 501-525
   Limited doc.         3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 8 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Refinancing          2 501-525
   Limited doc.         3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
 9 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Purchase             2 501-525
   Full doc.            3 526-550     0     0      0          0        100       0         0          0        0         0       0
   First lien           4 551-575
                        5 576-600     0     0      0          0          0     100         0          0        0         0       0
                        6 601-625     0     0      0          0          0   13.28         0      86.72        0         0       0
                        7 626-650     0     0      0          0          0   40.61         0      59.39        0         0       0
                        8 651-675     0     0      0          0          0       0         0        100        0         0       0
                        9 676-700     0     0      0          0          0       0      8.57      79.45    11.98         0       0
                       10 >700        0     0      0          0          0       0         0      88.79    11.21         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
10 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Refinancing          2 501-525
   Full doc.            3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
11 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Purchase             2 501-525
   Limited doc.         3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625     0     0      0          0          0       0         0        100        0         0       0
                        7 626-650     0     0      0          0          0       0     25.13      74.87        0         0       0
                        8 651-675     0     0      0          0          0   52.37         0          0    47.63         0       0
                        9 676-700
                       10 >700        0     0      0          0          0       0         0       64.8     35.2         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
12 ARM                              <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Refinancing          2 501-525
   Limited doc.         3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
13 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Purchase             2 501-525
   Full doc.            3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
14 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Refinancing          2 501-525
   Full doc.            3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
15 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Purchase             2 501-525
   Limited doc.         3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
16 ARM                               <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Refinancing          2 501-525
   Limited doc.         3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
17 Fixed                             <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Purchase             2 501-525
   Full doc.            3 526-550
   First lien           4 551-575
                        5 576-600 38.81     0      0          0          0   61.19         0          0        0         0       0
                        6 601-625     0     0      0          0          0     100         0          0        0         0       0
                        7 626-650     0     0      0          0          0    75.1         0       24.9        0         0       0
                        8 651-675     0     0      0          0          0     100         0          0        0         0       0
                        9 676-700     0     0      0          0          0   46.84         0      53.16        0         0       0
                       10 >700        0     0      0          0          0     100         0          0        0         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
18 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Refinancing          2 501-525     0     0      0        100          0       0         0          0        0         0       0
   Full doc.            3 526-550     0     0      0          0          0       0       100          0        0         0       0
   First lien           4 551-575
                        5 576-600     0     0      0          0          0       0         0          0      100         0       0
                        6 601-625     0     0      0          0          0     100         0          0        0         0       0
                        7 626-650     0     0      0          0          0       0         0        100        0         0       0
                        8 651-675     0     0      0          0          0       0         0          0        0       100       0
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
19 Fixed                             <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Purchase             2 501-525
   Limited doc.         3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625     0     0      0          0          0     100         0          0        0         0       0
                        7 626-650     0     0      0          0        100       0         0          0        0         0       0
                        8 651-675     0     0      0          0          0     100         0          0        0         0       0
                        9 676-700     0     0      0          0          0       0         0        100        0         0       0
                       10 >700        0     0      0          0          0     100         0          0        0         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
20 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Refinancing          2 501-525
   Limited doc.         3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625     0     0      0          0          0       0         0          0      100         0       0
                        7 626-650
                        8 651-675
                        9 676-700     0     0      0          0          0   46.69         0          0    53.31         0       0
                       10 >700        0   100      0          0          0       0         0          0        0         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
21 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90   91-95    96-100    >100
   Owner occupied       1 <500
   Purchase             2 501-525
   Full doc.            3 526-550
   Second lien          4 551-575
                        5 576-600     0     0      0          0          0       0         0          0     1.09     98.91       0
                        6 601-625     0     0      0          0          0       0         0          0        0       100       0
                        7 626-650     0     0      0          0          0       0         0          0     2.17     97.83       0
                        8 651-675     0     0      0          0          0       0         0          0     2.34     97.66       0
                        9 676-700     0     0      0          0          0       0         0       4.25        0     95.75       0
                       10 >700        0     0      0          0          0       0         0          0        0       100       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
22 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Refinancing          2 501-525
   Full doc.            3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625     0     0      0          0          0       0         0          0        0       100       0
                        7 626-650     0     0      0          0          0       0         0          0    34.05     65.95       0
                        8 651-675     0     0      0          0          0       0         0          0    46.66     53.34       0
                        9 676-700     0     0      0          0          0       0         0          0        0       100       0
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
23 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90   91-95    96-100    100
   Owner occupied       1 <500
   Purchase             2 501-525
   Limited doc.         3 526-550
   Second lien          4 551-575
                        5 576-600     0     0      0          0          0       0         0          0        0       100       0
                        6 601-625     0     0      0          0          0       0         0          0        0       100       0
                        7 626-650     0     0      0          0          0       0         0          0        0       100       0
                        8 651-675     0     0      0          0          0       0         0          0     5.78     94.22       0
                        9 676-700     0     0      0          0          0       0         0          0        0       100       0
                       10 >700        0     0      0          0          0       0         0          0    12.71     87.29       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
24 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Owner occupied       1 <500
   Refinancing          2 501-525
   Limited doc.         3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700     0     0      0          0          0       0         0          0        0       100       0
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
25 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Purchase             2 501-525
   Full doc.            3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625
                        7 626-650     0     0      0          0          0       0         0        100        0         0       0
                        8 651-675     0     0      0          0          0       0         0        100        0         0       0
                        9 676-700     0     0      0          0          0       0         0        100        0         0       0
                       10 >700        0     0      0          0          0    94.2         0        5.8        0         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
26 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Refinancing          2 501-525
   Full doc.            3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
27 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Purchase             2 501-525
   Limited doc.         3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
28 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Refinancing          2 501-525
   Limited doc.         3 526-550
   First lien           4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
29 Fixed                            <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Purchase             2 501-525
   Full doc.            3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
30 Fixed                             <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Refinancing          2 501-525
   Full doc.            3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
31 Fixed                             <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Purchase             2 501-525
   Limited doc.         3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700        0     0      0          0          0       0         0          0      100         0       0
                          ---------------------------------------------------------------------------------------------------------

                                      1     2      3          4          5       6         7          8        9        10      11
                          ---------------------------------------------------------------------------------------------------------
32 Fixed                             <55   56-60   61-65     66-70      71-75   76-80     81-85      86-90     91-95    96-100  >100
   Non-owner occupied   1 <500
   Refinancing          2 501-525
   Limited doc.         3 526-550
   Second lien          4 551-575
                        5 576-600
                        6 601-625
                        7 626-650
                        8 651-675
                        9 676-700
                       10 >700
                       ---------------------------------------------------------------------------------------------------------

First Liens  (excl. multi-family)
------------------------------------------------------------------------------------------------------------------------------------
                         CLTV (excl. SS)
     State               <55    56-60   61-65    66-70     71-75       76-80       81-85        86-90       91-95    96-100    >100
   1 Alabama               0    47.22       0        0         0       52.78           0            0           0         0       0
   2 Arizona               0        0    0.71        0     10.09       67.91           2         6.76       12.53         0       0
   3 Arkansas          13.91        0       0        0         0           0       21.14        26.06        38.9         0       0
   4 California         2.08     1.81    2.26     3.72      6.52       64.13        6.75         8.66        3.87      0.19       0
   5 Colorado              0     4.12       0        0         0       81.58        8.86         5.44           0         0       0
   6 Connecticut        2.76     1.01    1.22     1.31      1.59       65.43        5.74         6.32       14.62         0       0
   7 Delaware          13.15        0       0        0         0       37.91           0        37.53       11.42         0       0
   8 District of
        Columbia           0        0   18.28        0     10.88       48.68           0        22.17           0         0       0
   9 Florida            1.42     2.24     1.1     1.01      5.86       60.33        6.81        12.57        7.97      0.68       0
  10 Georgia               0        0       0        0         0       84.88        7.19          1.6        6.33         0       0
  11 Idaho                 0        0       0    22.17      6.86       62.38           0            0        5.79      2.79       0
  12 Illinois           0.82      0.7       0     0.94      1.45       73.98        5.21        11.96        4.93         0       0
  13 Indiana               0        0       0        0         0           0           0          100           0         0       0
  14 Iowa                  0        0       0        0         0         100           0            0           0         0       0
  15 Kansas                0        0       0        0         0       50.22           0        35.79       13.99         0       0
  16 Kentucky              0        0       0        0         0       80.97           0        19.03           0         0       0
  17 Louisiana             0     1.56       0        0         0       72.18           0        10.83       15.44         0       0
  18 Maine                 0        0       0        0         0       57.57           0        31.47       10.95         0       0
  19 Maryland              0     0.72    0.81    10.27      9.81       52.28       11.52         7.97        6.62         0       0
  20 Massachusetts      5.68     3.13    1.83     3.86      5.42       64.82        2.29         5.83        7.15         0       0
  21 Michigan              0        0       0    10.42      2.07       63.12       12.93            0       11.46         0       0
  22 Minnesota             0        0       0        0         0       67.75        6.96        25.29           0         0       0
  23 Mississippi           0        0       0        0         0       20.73        5.42        14.47       59.38         0       0
  24 Missouri              0        0       0        0         0       93.66        2.93         3.41           0         0       0
  25 Montana               0    12.21   12.36        0         0       36.33        16.2         22.9           0         0       0
  26 Nebraska              0        0       0        0         0           0         100            0           0         0       0
  27 Nevada                0        0       0     1.35      9.54        76.4        3.17         6.12        3.42         0       0
  28 New Hampshire         0        0       0        0         0       78.18           0        16.36        5.46         0       0
  29 New Jersey         0.44     0.88    5.05     5.72      3.51       55.02         8.3        14.65        5.51      0.92       0
  30 New Mexico            0        0       0        0     16.89       48.91       10.97        16.67        6.57         0       0
  31 New York           4.41      0.5       0     1.97      4.53        64.4        4.63        12.02        7.07      0.47       0
  32 North Carolina        0        0       0        0         0       80.66        15.5         3.85           0         0       0
  33 Ohio                  0        0       0        0         0       45.42        3.58        34.45       11.11      5.44       0
  34 Oklahoma              0        0       0        0         0       62.05        5.96        13.47       18.52         0       0
  35 Oregon                0        0       0     5.19         0       74.59       10.18        10.04           0         0       0
  36 Pennsylvania        0.8     2.01    4.12     3.55      3.28        63.8        0.82        11.33        8.03      2.24       0
  37 Rhode Island          0        0    6.26    17.03         0       39.95           0        22.27        14.5         0       0
  38 South Carolina        0        0       0        0         0       69.49           0        12.09       18.42         0       0
  39 Tennessee             0        0       0        0     11.77       76.62           0         5.59        6.02         0       0
  40 Texas                 0     0.61       0     0.28      4.33       82.05        0.82         5.82        6.09         0       0
  41 Utah              10.92        0       0        0         0       46.97       18.27        13.99        9.85         0       0
  42 Vermont               0        0       0        0         0        44.8           0         55.2           0         0       0
  43 Virginia           0.96     1.42    1.88     2.35       2.4       79.99        5.14         1.86           4         0       0
  44 Washington         0.56        0       0     2.97      1.96       71.78       13.19         6.78        2.76         0       0
  45 West Virginia         0        0       0        0         0       29.57       70.43            0           0         0       0
  46 Wisconsin             0        0       0        0      2.66       53.56           0        38.27           0       5.5       0
  47 Wyoming               0        0       0        0         0           0           0            0         100         0       0
  48
  49
  50
  51
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Second liens
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            CLTV (excl. SS)
Start LTV   <55   56-60    61-65    66-70       71-75        76-80    81-85    86-90       91-95        96-100      >100
<55
56-60
61-65
66-70
71-75
76-80         0       0       0         0           0          100       0        0            0           0           0
81-85         0       0       0         0           0            0     100        0            0           0           0
86-90         0       0       0         0           0            0       0      100            0           0           0
91-95         0       0       0         0           0            0       0        0          100           0           0
96-100        0       0       0         0           0            0       0        0            0         100           0
>100
-------------------------------------------------------------------------------------------------------------------------

First liens -multi family
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                                                                 CLTV (excl. SS)
    State               <55      56-60     61-65     66-70      71-75     76-80       81-85      86-90     91-95    96-100      >100
  1 California         2.62       4.35      2.99      4.02      17.58     42.93        3.76      15.69      6.05         0         0
  2 Connecticut           0          0         0         0          0      40.4       28.82          0     30.77         0         0
  3 Florida               0          0       4.1         0          0      73.9           0          0        22         0         0
  4 Georgia               0          0         0         0          0       100           0          0         0         0         0
  5 Illinois           6.95          0         0     12.63          0     62.45           0      17.97         0         0         0
  6 Louisiana             0          0         0         0          0         0           0        100         0         0         0
  7 Maine                 0          0         0         0          0         0           0        100         0         0         0
  8 Maryland              0          0         0         0          0       100           0          0         0         0         0
  9 Massachusetts      4.75          0         0         0       9.74     68.49           0       6.42     10.59         0         0
 10 Montana               0          0         0         0          0         0       41.42      58.58         0         0         0
 11 New Jersey            0       3.99      5.18      5.66      11.35     51.05        6.49      16.29         0         0         0
 12 New York           5.45          0         0      5.14          0      67.8        5.66       5.18     10.76         0         0
 13 Pennsylvania          0          0         0         0          0         0           0      67.22     32.78         0         0
 14 Rhode Island          0          0         0     19.51          0     80.49           0          0         0         0         0
 15 Texas                 0          0         0         0          0       100           0          0         0         0         0
 16 Virginia              0          0         0         0          0       100           0          0         0         0         0
 17 Washington            0          0         0         0          0      65.7        34.3          0         0         0         0
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